UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 16, 2017

Quest Diagnostics Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation)

001-12215	16-1387862
(Commission File Number)	(I.R.S. Employer Identification No.)

Three Giralda Farms Madison, NJ	07940
(Address of principal executive offices)	(Zip Code)

(973) 520-2700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)           The following is a summary of the voting results for each matter presented to the stockholders at the 2017 Annual Meeting of Stockholders of Quest Diagnostics Incorporated (the "Company").

(b)           The following nominees for the office of director were elected for terms expiring at the 2018 Annual Meeting of Stockholders, by the following votes:

	For	Against	Abstain	Broker Non-Vote

Jenne K. Britell, Ph.D.	106,312,534	5,067,420	218,841	9,952,073

Vicky B. Gregg	108,676,223	2,750,392	172,183	9,952,070

Jeffrey M. Leiden, M.D., Ph.D.	108,448,707	2,813,269	336,821	9,952,071

Timothy L. Main	107,175,221	4,081,331	342,246	9,952,070

Gary M. Pfeiffer	105,412,335	5,856,327	330,136	9,952,070

Timothy M. Ring	103,212,338	8,045,782	340,678	9,952,070

Stephen H. Rusckowski	102,795,186	7,568,467	1,235,146	9,952,069

Daniel C. Stanzione, Ph.D.	102,001,423	8,027,809	1,569,567	9,952,069

Gail R. Wilensky, Ph.D.	103,441,455	6,704,598	1,452,745	9,952,070

(c)     The advisory resolution to approve the executive officer compensation disclosed in the Company's 2017 Proxy Statement was approved by the following votes:

For	Against	Abstain	Broker Non-Vote
102,318,798	8,815,048	464,762	9,952,260

(d)    The holders of record of the number of shares indicated below, all of which were entitled to vote at the Meeting, voted as follows in respect of the frequency of the stockholder advisory vote to approve executive officer compensation:

3 Years	2 Years	1 Year	Abstain	Broker Non-Vote
17,075,091	264,847	94,039,485	219,184	9,952,261

(e)    The ratification of the appointment of the Company's independent registered public accounting firm for 2017 was approved by the following votes:

For	Against	Abstain
116,502,215	4,895,916	152,737

(f)    The amendments to the Company's Amended and Restated Long-Term Incentive Plan for Non-Employee Directors was approved by the following votes:

For	Against	Abstain	Broker Non-Vote
87,049,100	24,191,716	357,793	9,952,259

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

May 19, 2017

QUEST DIAGNOSTICS INCORPORATED

By:    /s/ William J. O'Shaughnessy, Jr.
William J. O'Shaughnessy, Jr.
Deputy General Counsel and Secretary